CEDAR BAY
 REALTY ADVISORS, INC.



VIA FAX
(212) 326-0806
--------------

August 22, 2001


Samson R. Bechhofer, Esq.
Pryor Cashman Sherman & Flynn LLP
410 Park Avenue
New York, NY 10022-4441

    Re:   Agreement of Sale dated as of May 16, 2001 between Washington
          Centre Shops, L.P., Port Richmond Associates, LLC, Academy
          Stores, L.P. and Greentree Road Land, Inc., as Seller
          and Cedar Income Fund Partnership. L.P., as Purchaser (the "Contract")
          ----------------------------------------------------------------------

Dear Sam:

In accordance with Section 4.1 of the Contract, as amended by First Amendment to Agreement of Sale dated August 16, 2001, notice is hereby given that the Payees have not finalized the documentation for the Assumptions and, accordingly, the Closing Date shall be adjourned to Wednesday, September 12, 2001.

Very truly yours,


/s/ Stuart H. Widowski
------------------------
Stuart Widowski
General Counsel

SHW:gd

cc:  Leo S. Ullman
     Brenda J. Walker
     Andrew B. Hascoe (via ups overnight)
     Ronald B. Kremnitzer, Esq. (via ups overnight)








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